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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: JULY 7, 1998
                 DATE OF EARLIEST EVENT REPORTED: JUNE 30, 1998


                               PRIMARK CORPORATION
             (Exact name of registrant as specified in its charter)


                                     1-8260
                            (Commission File Number)



                           MICHIGAN                                                  38-2383282
(State or other jurisdiction of incorporation or organization)          (I.R.S. Employer Identification No.)


1000 WINTER STREET, SUITE 4300N, WALTHAM, MA                                            02154
  (Address of principal executive offices)                                           (Zip Code)
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                                  781-466-6611
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

On June 30, 1998, the Company announced a new organizational structure whereby its business operations have been integrated into three divisions - Primark
Financial Information Division consisting of the businesses of Datastream/ICV, Disclosure and Worldscope, the Primark Financial Analytics Division consisting of the businesses of I/B/E/S, Baseline and Vestek and the Primark Decision
Information Division containing the businesses of WEFA and the Yankee Group.
Each division will be led by a newly named president and CEO.

In connection with the restructuring and integration, the Company reviewed all tangible and intangible assets in light of the newly configured corporate structure. Due to overlapping capabilities arising from the integration, certain software and data assets have been reduced in value. As a result, the company will record $77.4 million of pretax charges in the quarter ending June 30, 1998.
The write-offs are comprised of $69.5 million of non-cash charges, as well as $7.9 million of cash based charges. The cash based charges result primarily from severance and abandoned rental space costs in the newly restructured organization.

The non-cash charges are comprised of the following (i) $8.7 million of deferred debt issue costs and call premiums associated with the payoff of the Term Loan and the redemption of the Senior Notes with the proceeds of the sale of TASC;
(ii) $25.2 million of capitalized software due to the planned integration of several product offerings on common software platforms; (iii) $3.0 million associated with the write off of a trademark no longer to be used; (iv) $1.5 million of data determined to be duplicative and which will not be used following the software platform integration; and (v) $23.9 million of goodwill associated with certain software and data referred to and $7.1 million of goodwill associated with DAFSA.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

FINANCIAL STATEMENTS
Financial statements are not required and therefore have not been filed with this Form 8-K.

 EXHIBITS
  Exhibit
   Number     Description
   ------     -----------
    1.1      Primark Corporation's June 30, 1998 Press Release


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    PRIMARK CORPORATION

Date: July 7, 1998                                  By:  /s/ STEPHEN H. CURRAN
                                                    --------------------------

                                                         Stephen H. Curran
                                                    Executive Vice President and
                                                      Chief Financial Officer
                                                   (Principal Financial Officer)